UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2018

Date of Report

Solis Tek Inc

(Exact name of registrant as specified in its charter)

Nevada	000-52446	20-8609439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

853 Sandhill Avenue
Carson, CA	90746
(Address of principal executive offices)	(Zip Code)

(888) 998-8881

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01- Entry into a Material Definitive Agreement

A. Standby Equity Distribution Agreement

On April 16, 2018, the Company entered into a Standby Equity Distribution Agreement (“SEDA”) with YA II PN, LTD. (the “ SEDA Investor”), a Cayman Islands exempted company

The SEDA establishes what is sometimes termed an equity line of credit or an equity draw-down facility. The $25,000,000 facility may be drawn-down upon by the Company in installments, the maximum amount of each of which is limited to $1,000,000. For each share of common stock purchased under the SEDA, the SEDA Investor will pay 90% of the lowest volume weighted average price (“VWAP”) of the Company’s shares during the five trading days following our draw-down notice to the SEDA Investor . The VWAP that will be used in the calculation will be that reported by Bloomberg, LLC, a third-party reporting service. In general, the VWAP represents the sum of the value of all the sales of our common stock for a given day (the total shares sold in each trade times the sales price per share of the common stock for that trade), divided by the total number of shares sold on that day.

In connection with the SEDA, the Company has issued to the SEDA Investor, a five year Commitment Fee Warrant (the “Fee Warrant”) to purchase 1,000,000 shares of the Company’s common stock at $0.01 per share.

The Company has agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable pursuant to the Standby Equity Distribution Agreement, the shares of common stock issuable pursuant to Fee Warrants. The Company cannot sell shares of common stock to the SEDA Investor under the Standby Equity Distribution Agreement until such registration statement is declared effective by the Securities and Exchange Commission.

Item 1.02 Termination of a Material Definitive Agreement.

Convertible Debenture Termination

As previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2017 (, the “Prior 8-K the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “Investor”) pursuant to which we sold a $1,750,000 of Secured Convertible Debenture (the “Debenture”) and five year warrants (the “Warrants”) to purchase 1,137,500 shares of our common stock (the “Warrant Shares”) at $1.10 per share (the “Transaction”).The Debenture had a maturity date of May 7, 2019. Also as previously disclosed in the Prior 8-K, the Company and the Investor entered into a Security Agreement dated as of November 8, 2017 (the “Security Agreement”), pursuant to which the Company granted the Investor a first priority senior lien and security interest over substantially all of the Company’s assets to secure the Company’s obligations under the Debenture. The terms of the Debenture and the Security Agreement were previously disclosed in the Prior 8-K.

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Pursuant to the terms of the Debenture, all outstanding principal and accrued and unpaid interest up to and including the maturity date is convertible into shares of the Company’s Common Stock at a per share price at the lesser of (a) $1.00 (the “Fixed Conversion Price”), subject to adjustment as provided herein, or (b) 80% of the lowest VWAP of the Company’s common shares during the 10 Trading Days immediately preceding the Conversion Date (the “Market Conversion Price”). On April 18, 2018, the Investor notified the Company in writing that it elected to convert all remaining outstanding principal and interest accrued and otherwise payable under the Debenture, which included the conversion of $1,500,000 of principal and $4,041 of interest. Upon the Conversion of the Debenture, the Company issued an aggregate of 1,504,041 shares of its Common Stock to the Investor. Upon the Conversion, the Debenture and the Security Agreement were both terminated in accordance with their respective terms effective as of April 18, 2018, and all security interest and liens under the Security Agreement were released and terminated.

Series A Preferred Stock Conversion

As previously disclosed in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 20, 2017 the Company filed a Certificate of Designations, establishing the preferences, rights and limitations of a 5% Series A Convertible Preferred Stock (the “Series A”). The Company offered and sold a total of 117 shares of Series A Convertible Preferred Stock (the “Series A”) to an accredited investor (the “Series A Investor”) for gross proceeds of $351,000. As additional consideration, the Company issued five-year warrants (the “Series A Warrants”) to the Investors to purchase an aggregate total of 226,512 shares of the Company’s common stock, for $1.10 per share. On November 7, 2017, the Company terminated the offering of Series A, having received gross proceeds of a total of $351,000.

On April 24, 2018, the Company received a Notice of Conversion from the Series A Investor, pursuant to which the Series A Investor elected to convert all of the remining outstanding Series A into common shares of the Company. Upon the conversion of the balance of the Series A, the Company issued 52,500shares of common stock. Upon the conversion by the Series A Investor, no Series A were outstanding.

Item 3.02 Unregistered Sales of Equity Securities.

Conversion of Convertible Debenture and Convertible Series A Preferred

The information disclosed in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On April 18, 2018, and April 24, 2018 respectively, as a result of the Conversion of the Debenture, and the Conversion of the Series A, the Company issued an aggregate of 1,788,082 and 368,550 shares of the Company’s common stock. As a result of the Conversion, the Company has issued more than 5% of its outstanding shares of Common Stock in unregistered transactions in the aggregate since the last report that it filed under Item 3.02 with the SEC. The above-described issuances have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Sections 3(a)(9) and 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering, in which the investors have represented that they are accredited, as that term is defined in Regulation D, and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. After the above-described issuance of the Conversion Shares (and taking into account registered stock issuances), the Company has 43,576,564shares of Common Stock issued and outstanding.

Sale of Fee Warrants

See Item 1.01 above for a description of the issuance of 1,000,000 Fee Warrants to the SEDA Investor.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1	Press Release entitled “Solis Tek Receives Long Term Financial Commitment and Converts Debentures and Series A Preferred” dated April 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2018

Solis Tek Inc.

By:	/s/ Alvin Hao
Alvin Hao, Executive Vice President

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